Transfer of financial assets	12 Months Ended
Mar. 31, 2017
Transfers and Servicing [Abstract]
Transfer of financial assets

6.	Transfer of financial assets

Sony has established several accounts receivable sales programs mainly within the Electronics business. Through these programs, Sony can sell receivables to a commercial bank or a special purpose entity associated with a sponsor bank. Total receivables sold during the fiscal years ended March 31, 2015, 2016 and 2017 were 633,190 million yen, 53,267 million yen and 73,185 million yen, respectively. These transactions are accounted for as sales in accordance with the accounting guidance for transfers of financial assets, because Sony has relinquished control of the receivables. Gains and losses from these transactions, other than as described below, were insignificant, and although Sony continues servicing the receivables subsequent to being sold or contributed, no servicing liabilities are recorded as the costs of collection of the sold receivables are insignificant. Other than the cash proceeds from the sales below, net cash flows related to these transactions, including servicing fees, for the fiscal years ended March 31, 2015, 2016 and 2017 were insignificant.

Certain programs require that a portion of the sales proceeds be held back and deferred until collection of the related receivables by the purchaser. The portion of the sales proceeds held back and deferred are initially recorded at estimated fair value using a discounted cash flow model and are included in other current assets and other long-term assets. The significant assumptions used in valuing the deferred proceeds are the discount rate, the timing and amount of the cash flows. Sony includes collections on deferred proceeds as cash flows within operating activities in the consolidated statements of cash flows when the receivables are the result of operating activities and the associated interest rate risk is insignificant due to their short-term nature. When the interest rate risk associated with the deferred proceeds is greater than insignificant or the receivables are long-term in nature, as is the case for the program in the Pictures segment, Sony includes collections on deferred proceeds as cash flows within investing activities in the consolidated statements of cash flows.

In August 2014, Sony terminated an accounts receivable sales program within the Electronics business in the United States. The program required that a portion of the sales proceeds be held back and deferred until collection of the related receivables by the purchaser. Total trade receivables sold, deferred proceeds from those sales and collections of deferred proceeds during the fiscal years ended March 31, 2015, 2016 and 2017 were as follows:

	Yen in millions
	Fiscal year ended March 31
	2015	2016	2017
Total trade receivables sold	50,400	—	—
Deferred proceeds	16,150	—	—
Collections of deferred proceeds	22,512	—	—

In May 2016, Sony terminated an accounts receivable sales program within the Pictures segment in the United States. The program required that a portion of the sales proceeds be held back and deferred until collection of the related receivables by the purchaser, and the deferred proceeds totaled 30,893 million yen and 30,291 million yen as of March 31, 2015 and 2016, respectively. Total trade receivables sold, deferred proceeds from those sales and collections of deferred proceeds during the fiscal years ended March 31, 2015, 2016 and 2017 were as follows:

	Yen in millions
	Fiscal year ended March 31
	2015	2016	2017
Total trade receivables sold	4,237	2,918	238
Deferred proceeds	4,237	2,918	238
Collections of deferred proceeds	—	2,298	1,202

Certain of the accounts receivable sales programs above also involve VIEs. Refer to Note 23.